SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549



                               FORM 8-K
                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                  Securities and Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                           November 10, 1997


                   SIEMANN EDUCATIONAL SYSTEMS, INC
        (Exact name of registrant as specified in its charter)



     COLORADO               33-18174                  84-1067172
(State or other     (Commission File Number)  (IRS Employer I.D. Number)
jurisdiction of
incorporation)



                  405 SOUTH PLATTE RIVER DRIVE SUITE 3A
                         DENVER, COLORADO 80203
                (Address of principal executive offices)


Registrant's telephone number, including area code:   (303) 733-9673



                      Chartwell Cable Fund, Inc.
                            20 Chase Street
                       Lakewood, Colorado  80226
     -------------------------------------------------------------
    (Former name and former address, if changed since last report)

ITEM 4.   CHANGES IN ACCOUNTANTS

          Holben, Boak, Cooper & Co., formerly CPA's for the Company, resigned as auditor on November 10, 1997 due to the pending dissolution of that firm. Gordon, Hughes & Banks, LLP, CPA's were engaged on November 10, 1997 as auditors for the Company.

          In connection with audits of two most recent fiscal years and any interim period preceding resignation, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused him to make reference in connection with his report to the subject matter of the disagreement(s) in connection with its reports.

          The audit report by Holben, Boak, Cooper & Co., ("HBC") for the year ended December 31, 1996. contained no adverse opinion, disclaimer or qualification except a paragraph discussing uncertainties related to continuation of the Registrant as a going concern. No adverse opinion, disclaimer or qualification was included in the opinion by HBC for the year ending December 31, 1995.

          The decision to change accountants was approved by the Board of Directors.

ITEM 5.   OTHER EVENTS

          N/A

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


                    INDEPENDENT AUDITORS' REPORT

The Board of Directors
 and Stockholders
Siemann Educational Systems, Inc.
Denver, Colorado

We have audited the accompanying balance sheets of Siemann Educational Systems, Inc. as of December 31, 1996 and 1995 and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1996 and 1995. These financial statements statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Siemann Educational Systems, Inc. as of December 31, 1996 and 1995, and the results of operations and cash flows for the years ended December 31, 1996 and 1995 in conformity with generally accepted accounting principles.



                                        /s/ GORDON, HUGHES & BANKS, LLP
                                        GORDON, HUGHES & BANKS, LLP

Lakewood, Colorado
November 19, 1997

             SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                       CONSOLIDATED BALANCE SHEETS
           AS OF AUGUST 31, 1997 AND DECEMBER 31, 1996 AND 1995


                                ASSETS


                                       AUGUST 31
                                      (Unaudited)         DECEMBER 31
                                     ---------------------------------------
                                         1997          1996         1995
CURRENT ASSETS:

Cash                                      167,376      311,986         6,423
Accounts receivable, less allowance
for doubtful accounts of $137,278,
$66,760 and $82,676                     1,272,590      798,058     1,006,871
Note receivable                           200,000            0             0
Note receivable - stockholder             148,302       60,000        30,000
Inventory                                  23,239       23,321        35,264
Prepaid and Other                           7,980            0        13,174
                                       ----------   ----------     ----------

   Total current assets                 1,819,487    1,193,365     1,091,732

STUDENT ACCOUNTS AND NOTES RECEIVABLE,
long-term portion, less allowance for
doubtful accounts of $66,098;
$63,591; $31,133                          571,753      411,164       176,944

PROPERTY AND EQUIPMENT, net of
accumulated depreciation                  335,629      449,499       509,029

PERKINS MATCHING FUNDS                     70,000       70,000        70,000

OTHER                                       6,874        8,883        20,923
                                       ----------   ----------     ----------

    Total assets                       $2,803,743   $2,132,911     $1,868,628
                                       ----------   ----------     ----------

                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                          123,395      117,463       119,895
Note payable to bank                      135,669
Students refunds payable and
 credit balances                           12,137      143,324        57,198
Accrued liabilities                       110,573      108,935       101,521
Deferred tuition income                 1,106,084      717,999       983,700
Current maturities of long-term debt       87,012       43,162         9,573
Current portion of capital lease
 obligations                                    -            -        59,984
                                       ----------   ----------     ----------

   TOTAL CURRENT LIABILITIES            1,574,870    1,130,883     1,331,871

RENT PAYABLE                              128,866            -             -

LONG-TERM DEBT, net of
current maturities                        266,503      184,210        34,543

NOTE PAYABLE TO STOCKHOLDER               410,307      391,712             -

CAPITAL LEASE OBLIGATIONS, NET
OF CURRENT PORTION                              -            -       142,964
                                       ----------   ----------    ----------
   TOTAL LIABILITIES                    2,380,546    1,706,805     1,509,378

STOCKHOLDER'S EQUITY:
   Preferred stock, $.10 par value,
    10,000,000 shares authorized,
    none outstanding                            -            -             -
   Common stock, $.10 par value,
    100,000,000 shares authorized,
    3,700,000 (1997) and 400,000
    (1996 and 1995) shares
    issued and outstanding                370,000       40,000        40,000
   Additional paid-in capital              53,197      618,646       630,972
   Accumulated (deficit)                        -     (232,540)     (311,722)
                                       ----------   ----------     ----------
   TOTAL STOCKHOLDER'S EQUITY             423,197      426,106       359,250
                                       ----------   ----------     ----------
Total Liabilities and stockholders'
equity                                 $2,803,743   $2,132,911    $1,868,628
                                       ----------   ----------     ----------

See notes to financial statements.

                   SIEMANN EDUCATIONAL SYSTEMS, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
           FOR THE EIGHT MONTHS ENDED AUGUST 31, 1997 AND 1996
               AND YEARS ENDED DECEMBER 31, 1996 AND 1995



                                  EIGHT MONTHS ENDED          YEAR ENDED
                                      AUGUST 31,             DECEMBER 31,
                                     (Unaudited)
                                 ---------------------   --------------------
                                   1997        1996        1996        1995
                                 --------    ---------   ---------   --------
REVENUES:
  Earned tuition revenue        $1,863,938  $1,863,306  $2,796,440  $2,306,534
  College supply sales, net         11,200      18,797      63,034      73,781
  Contributed materials                  -      42,863      77,153           -
  Interest and other                83,909      68,927      53,471      40,077
                                ----------  ----------  ----------  ----------
  TOTAL REVENUES                 1,959,047   1,993,893   2,990,098   2,420,392
                                ----------  ----------  ----------  ----------

COSTS AND EXPENSES:
  Course materials, supplies and
  instructional costs              608,615     610,335     883,514     752,056
  Selling and promotion            347,478     383,484     595,393     551,264
  General and administrative       403,922     482,516     824,938     580,835
  Occupancy expense                201,855     224,489     317,859     248,054
  Depreciation and amortization    121,379      89,748     182,890     161,919
  Interest expense                  45,275      10,799      25,302      34,482
  Bad debt expense                 119,662      80,459      81,020      54,718
                                ----------  ----------  ----------  ----------
  TOTAL COSTS AND EXPENSES       1,848,186   1,881,830   2,910,916   2,383,328
                                ----------  ----------  ----------  ----------

NET INCOME                      $  110,861  $  112,063  $   79,182  $   37,064
                                ----------  ----------  ----------  ----------

  Net income per common
   share (Note 1)               $     0.08  $     0.28  $     0.20  $     0.09
                                ----------  ----------  ----------  ----------

  Weighted number of common
   shares outstanding (Note 1)   1,398,354     400,000     400,000     400,000
                                ----------  ----------  ----------  ----------





See notes to financial statements

                   SIEMANN EDUCATIONAL SYSTEMS INC.
            STATEMENTS OF STOCKHOLDERS' (DEFICIT) EQUITY
           FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1996
       AND THE EIGHT MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)


                                     Common Stock        Additional                    Total
                                     ------------          Paid-in  Accumulated    Stockholders'
                                 Shares        Amount      Capital    (Deficit)       Equity
                                 ------        ------      -------    --------        ------

Balance, December 31, 1994         400,000   $   40,000   $  842,225   $  (348,786)  $  533,439

Net Income                               -            -            -        37,064       37,064

Distributions                            -            -     (211,253)            -     (211,253)
                                ----------   ----------   ----------    ----------   ----------

Balances, December 31, 1995        400,000       40,000      630,972      (311,722)  $  359,250

Net Income                               -           -             -        79,182       79,182
Distributions                            -           -       (12,326)            -      (12,326)
                                ----------  ----------    ----------    ----------   ----------

Balances, December 31, 1996        400,000      40,000       618,646      (232,540)  $  426,106

Net Income                               -           -             -       110,861      110,861

Distributions                            -           -      (216,520)            -     (216,520)

Recapitalization of the Company
 and recognition of outstanding
 shares issued by Chartwell
 prior to merger                   500,000      50,000      (171,679)      121,679            -
Sale of common stock to
 stockholder of SES ($.001 per
 share)                          2,250,000     225,000      (222,750)            -        2,250
Sale of common stock ($.001
 per share)                        500,000      50,000       (49,500)            -          500
Sale of common stock ($2.00
 per share)                         50,000       5,000        95,000             -      100,000
                                ----------  ----------    ----------    ----------   ----------

Balance, August 31, 1997
(unaudited)                      3,700,000  $  370,000    $   53,197    $        -   $  423,197
                                ----------  ----------    ----------    ----------   ----------











See notes to financial statements

                   SIEMANN EDUCATIONAL SYSTEMS, INC.
                 CONSOLIDATED STATEMENT OF CASH FLOWS
          FOR THE EIGHT MONTHS ENDED AUGUST 31, 1997 AND 1996
            AND THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                  EIGHT MONTHS ENDED         YEAR ENDED
                                 ---------------------   --------------------
                                      AUGUST 31,            DECEMBER 31,
                                     (Unaudited)
                                   1997        1996        1996        1995
                                 --------    --------    --------    --------

CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Income                      $  110,861  $  112,063  $   79,182  $   37,064
Cash provided (used) by
 operating activities:
  Depreciation &
  Amortization                     121,379      89,748     182,890     161,919
  Contributed materials                  -     (42,863)    (77,153)          -
Change in operating assets and
 liabilties:
  Accounts receivable and
   notes receivable               (923,424)   (315,934)    178,813    (823,345)
  Inventory                             82           -      11,943     (13,523)
  Prepaid expenses & other
  assets                            (7,970)      6,714    (219,556)     (3,850)
  Accounts payable                   5,935      45,836      (2,432)     60,121
  Student refunds payable and
   credit balances                (131,188)    (45,201)     86,126      57,198
  Accrued liabilities                1,638     (25,940)      7,414      31,109
  Rent payable                     128,865           -           -           -
  Deferred tuition income          388,084     262,040    (265,701)    481,555
                                ----------  ----------  ----------  ----------

  Net cash provided (used) by
  operating activities            (305,738)     86,463     (18,474)    (11,752)
                                ----------  ----------  ----------  ----------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
Purchases of property and
equipment                           (5,510)     (6,362)    (35,657)   (172,862)
                                ----------  ----------  ----------  ----------

   Net cash (used) by investing
     activities                     (5,510)     (6,362)    (35,657)   (172,862)
                                ----------  ----------  ----------  ----------



                            (Continued on next page)









See notes to financial statements

                   SIEMANN EDUCATION SYSTEMS, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
         FOR THE EIGHT MONTHS ENDED AUGUST 31, 1997 AND 1996
           AND THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                            (CONTINUED)

                                  Eight Months Ended         Year Ended
                                        August 31,           December 31,
                                       (Unaudited)
                                   1997        1996        1996        1995
                                ----------  ----------  ----------  ----------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
Increase in debt                $  261,813  $   31,808  $        -  $   89,679
Net decrease in debt                     -           -     (19,692)          -
Increase in note payable to
 related party                      18,595           -     391,712           -
Cash received in merger            102,750           -           -           -
Distributions to stockholder      (216,520)     (4,047)    (12,326)   (211,253)
                                ----------  ----------  ----------  ----------
Net cash provied (used) by
 financing activities              166,638      27,761     359,694    (121,574)
                                ----------  ----------  ----------  ----------

Net increase (decrease)
 in cash                          (144,610)    107,862     305,563    (306,188)

CASH, beginning of period          311,986       6,423       6,423     312,611
                                ----------  ----------  ----------  ----------

CASH, end of period             $  167,376  $  114,285  $  311,986  $    6,423
                                ----------  ----------  ----------  ----------

Supplemental disclosure of
 cash flow information:
  Cash payments for interest    $        -  $        -  $        -  $   71,406
                                ----------  ----------  ----------  ----------









See notes to financial statements

           SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENT


NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          ORGANIZATION AND NATURE OF BUSINESS
          -----------------------------------
          Siemann Educational Systems, Inc. (the "Company") was incorporated in the State of Colorado on September 17, 1987. The Company, through its wholly-owned subsidiary, Denver Automotive and Diesel College, Inc., (the "School")(formerly Siemann Educational Systems, Inc.) is engaged in the business of operating a private vocational college located in Denver, Colorado. The majority of students are drawn from the Denver metropolitan area, with the remainder drawn from various other surrounding states.

          A significant portion of the Company's revenues are provided by students who participate in government financial aid programs. In connection with this participation, the Company is subject to rules and regulations promulgated by the U.S. Department of Education. Failure to comply with the terms and provisions of this participation could lead to suspension or termination of the Company's ability to participate in government financial aid programs and, consequently, could adversely affect the Company's operations.

          On September 12, 1996, the U.S. Department of Education notified the school that it had lost its eligibility to continue its participation in the Federal Family Education Loan ("FFEL") Programs authorized by Title IV of the Higher Education Act of 1965, as amended. This was a result of the school's cohort default rates from each of the fiscal years, 1991 to 1993, exceeding the eligibility threshold of 25%. The school made application with the U.S. Department of Education to regain eligibility to participate in the FFEL Programs and has received notification from the U.S. Department of Education that, effective October 1, 1997, the school is eligible to participate in the FFEL programs.

          On August 31, 1997, the School entered into an Agreement and Plan of Reorganization with Chartwell Cable Fund, Inc., ("Chartwell"), a public company. The reorganization was completed on August 31,
          1997.   At a special meeting of the shareholders of Chartwell on
          September 18, 1997, Chartwell's name was changed to Siemann Educational Systems, Inc.

           SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                    NOTES TO FINANCIAL STATEMENTS

NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          CONSOLIDATION
          -------------

          The accompanying consolidated balance sheet at August 31, 1997 includes the accounts of the Company and its wholly-owned subsidiary, Denver Automotive and Diesel College, Inc. All significant intercompany transactions have been eliminated in consolidation.

          ACCOUNTS RECEIVABLE AND DEFERRED TUITION
          ----------------------------------------

          Accounts receivable represent outstanding tuition and fee balances due from students. Allowances for doubtful accounts have been established to record amounts deemed to be uncollectible by management. Deferred tuition income on the accompanying balance sheets represents the portion of tuition billed to the students for the current semester that will be recognized over the remainder of that semester.

          CONCENTRATION OF CREDIT RISK AND FINANCIAL INSTRUMENTS
          ------------------------------------------------------

          Statement of Financial Accounting Standards No. 105, "Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk", requires disclosure of significant concentrations of credit risk regardless of the degree of such risk. Financial instruments with significant credit risk include cash, accounts and notes receivable. The carrying amount of financial instruments approximates their fair value, as determined by the amount of cash or the collectability of receivables. As of August 31, 1997 and December 31, 1996, the Company maintained cash balances in excess of $100,000 at one bank. The Company's accounts at this bank are insured by the Federal Deposit Insurance Corporation up to $100,000. Accounts and notes receivable from students are unsecured and subject to significant credit risk. The note receivable from stockholder is secured by the stockholder's home.

          ACCOUNTING ESTIMATES
          --------------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates have been made to determine bad

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENTS



          debt expense and the related allowance for uncollectible accounts and notes receivable.

          INVENTORY
          ---------

          Inventories consist of books and automotive and diesel repair parts and supplies which are consumed in the educational activities of the Company. Inventories are stated at the lower of cost or market, cost being determined by the first-in, first-out method.

          PROPERTY AND EQUIPMENT
          ----------------------

          Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the classes of property and equipment. Lives range from three to five years. Depreciation was $119,380, $83,781, $172,341 and $151,575 for the eight months ended August 31, 1997 and 1996 and for the years ended December 31, 1996 and 1995, respectively.

          PERKINS MATCHING FUNDS
          ----------------------

          The Company and the Federal Government together deposit money in the U.S. Department of Education Title IV Perkins Loan Program in a ratio of 1 to 9, respectively. As loans are repaid, the amounts collected are re-loaned to new students. Should the loan program in which the School has invested be terminated, the Company will receive its respective share of the resulting cash. The Company's approximate share as of each period end is presented in the accompanying balance sheets.

          INTANGIBLE ASSETS
          -----------------

          Intangible assets consist of the Company's organization costs, which are being amortized over five years. Amortization expense was $1,999, $5,967, $10,549 and $10,344 for the eight months ended August 31, 1997 and 1996 and for the years ended December 31, 1996 and 1995, respectively.

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENTS

          STUDENT REFUNDS PAYABLE AND CREDIT BALANCES
          -------------------------------------------

          Student refunds payable in the accompanying balance sheets represent refunds due and payable on behalf of students who withdrew in prior periods. Student credit balances represent the excess of payments received over current tuition billings for active students. Student refunds and credit balances are combined in the accompanying balance sheet where the credit balances comprise the majority of the amounts displayed. Credit balances were $8,846, $138,983 and $47,649 at August 31, 1997 and December 31, 1996 and 1995, respectively.

          CONTRIBUTED MATERIALS
          ---------------------

          Periodically, automobile manufacturers and local dealers contribute tools and vehicles to the School that are restricted solely for use in educational activities. These materials are consumed in the educational process and ultimately scrapped. Once the materials are contributed, the School has no obligation to return them to the manufacturers or dealers.

          ADVERTISING COSTS
          -----------------

          Advertising costs are charged to operations when incurred and included in selling and promotion expenses. Advertising amounted to $90,668, $82,564, $133,112 and $755,702 for the eight months ended August 31, 1997 and 1996 and for the years ended December 31, 1996 and 1995, respectively.

          NET INCOME PER COMMON SHARE
          ---------------------------

          Net income per common share at August 31, 1997 is computed based on the weighted average number of common shares outstanding during the period then ended. Common shares owned by the former sole shareholder of Siemann Educational Systems, ("Siemann", also the "Company") prior to the completion of the merger with Chartwell are considered outstanding for all periods presented. Shares outstanding for Chartwell prior to merger with Siemann are considered outstanding on August 31, 1997.

          STATEMENT OF CASH FLOWS
          -----------------------

          For the purposes of the statement of cash flows, the Company considers investments and savings instruments with maturities of three months or less to be cash equivalents.

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENTS

NOTE 2 -  RECAPITALIZATION AS A RESULT OF REORGANIZATION

          Pursuant to the Agreement and Plan of Reorganization effective August 31, 1997, Chartwell issued 400,000 shares of common stock to the sole shareholder of Siemann in exchange for all of the issued and outstanding common shares of Siemann. In addition, on June 4, 1997, the former sole shareholder of Siemann purchased 2,250,000 common shares of Chartwel, resulting in a majority ownership of the consolidated Company. In addition, other individuals purchased 500,000 shares at June 4, 1997 and 50,000 shares at August 29, 1997 for $500 and $100,000, respectively, prior to the merger.

          For legal purposes, Chartwell has acquired Siemann and is the parent company of Siemann following the merger. However, for accounting purposes, Siemann is the acquiring company in a reverse acquisition of Chartwell. As a result, the financial statements presented herein prior to August 31, 1997 are those of Siemann except the equity section of the balance sheets, which utilizes the pre-merger capital structure of Chartwell.


NOTE 3 -  NOTE RECEIVABLE

          The note receivable of $200,000 at August 31, 1997 bears interest at 6% per annum, payable monthly. Principal is due in full on August 28, 1998. The note represents compensation for the sale of certain student loans and is secured by those loans.

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENTS

NOTE 4 -  NOTES RECEIVABLE - STOCKHOLDER

          Notes receivable - stockholder consisted of the following:

                                        AUGUST 31
                                          1997            DECEMBER 31
                                       (Unaudited)     1996        1995

 Note receivable from majority
 stockholder, interest at 7% per
 annum payable quarterly; principal
 and accrued interest due in full on
 December 31, 1997; secured by
 Deed of Trust on real property
 and assets of the stockholder           $   60,000   $   60,000  $   30,000

 Note receivable from majority
 stockholder, interest of 7% per
 annum payable quarterly; principal
 and accrued interest due in full on
 August 31, 1998; secured by
 Deed of Trust on real property
 and assets of the stockholder               88,302            -           -
                                         ----------   ----------  ----------
                                         $  148,302   $   60,000  $   30,000
                                         ==========   ==========  ==========

NOTE 5 -  PROPERTY AND EQUIPMENT

          A summary of property and equipment is as follows:

                                       AUGUST 31         DECEMBER 31
                                         1997         1996           1995
                                      (UNAUDITED)

     Furniture, equipment
     and vehicles                      $  892,527   $  887,018     $ 413,860
     Equipment under capital
     leases                                15,031       15,031       375,379
                                       ----------   ----------    ----------
                                          907,558      902,049       789,239

   Less accumulated depreciation
    and amortization                     (571,929)    (452,550)     (280,210)
                                       ----------   ----------    ----------

                                       $  335,629   $  449,499    $  509,029
                                       ==========   ==========    ==========

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENTS

NOTE 5 -  PROPERTY AND EQUIPMENT (CONTINUED)

          All furniture, equipment and vehicles are pledged as collateral for the bank loan, with specific vehicles pledged as collateral to finance companies.

          The Company leased instructional equipment under capital leases in 1995 and part of 1996, at which time the Company purchased substantially all of the leased equipment.

NOTE 6 -  NOTE PAYABLE TO BANK

          The note payable to bank represents the outstanding principal at August 31, 1997 on a $350,000 revolving line of credit agreement. The note bears interest at 9.5% per annum payable monthly.
          The note, which matures April 11, 1998, is secured by equipment, accounts and notes receivable. As of August 31, 1997, $135,669 of principal is outstanding on this revolving line of credit agreement.

NOTE 7 -  LONG-TERM DEBT

                                       AUGUST 31
                                      (UNAUDITED)        DECEMBER 31
                                     -------------  -------------------------
                                        1997         1996          1995

   Note payable to bank, monthly
   principal and interest payments
   of $5,856, interest at 9.5% per
   annum, due April, 2002, cross-
   collateralized by accounts
   receivable, notes receivable
   and equipment                       $  262,728   $  183,406    $        -

   Note payable to finance company,
   monthly principal and interest
   payments of $1,358, interest at
   8.458% per annum, due in full
   in February, 2000, secured by
   purchased equipment                     51,010            -             -

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENTS


NOTE 7 -  LONG-TERM DEBT (CONTINUED)

                                         AUGUST 31
                                        (UNAUDITED)        DECEMBER 31
                                           1997         1996          1995
                                        ----------    ----------------------
   Note payable to finance company,
   monthly principal and interest
   payments of $465, interest at
   7.99%, due February, 1999,
   collateralized by security
   interest in Company vehicle              7,895       11,301        15,687

   Note payable to finance company,
   monthly principal and interest
   payments of $261, interest
   at 6.0%, due March, 1999,
   collateralized by security
   interest in Company vehicle              4,709        6,584         9,231

   Note payable to individual,
   monthly principal and interest
   payments of $266, interest at 7.5%,
   due May, 1999, unsecured                 5,099        7,026         9,198

   Note payable to individual, interest
   at 10.5%, due in full July, 1998,
   unsecured                               13,492       10,000        10,000

   Other - capital leases                   8,582        9,055             -
                                       ----------   ----------    ----------
                                          353,515      227,372        44,116
     Less current portion                 (87,012)     (43,162)       (9,573)
                                       ----------   ----------    ----------
                                       $  266,503   $  184,210    $   34,543
                                       ==========   ==========    ==========

          Aggregate maturities of long-term debt at August 31, 1997, are as follows:

          YEAR ENDING AUGUST 31,
          ----------------------

               1998                              $   87,012
               1999                                  78,050
               2000                                  71,888
               2001                                  73,085
               2002 and thereafter                   43,480
                                                 ----------
                                                 $  353,515
                                                 ==========

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDARY
                     NOTES TO FINANCIAL STATEMENTS

NOTE 8 -  NOTE PAYABLE TO STOCKHOLDER

          The Company owes its majority stockholder and president $410,307 and $391,712 as of August 31, 1997 and December 31, 1996, respectively. The note payable to stockholder bears interest at 7% per annum. The balance of principal and interest is due on December 31, 1999. The note is unsecured.

NOTE 9 -  STOCKHOLDERS' EQUITY

          The Company's Articles of Incorporation authorize the issuance of 10,000,000 shares of preferred stock with $.10 par value.
          The preferred stock may be issued from time to time with such designation, rights, preferences and limitations as the Board of Diretors may determine by resolution. As of August 31, 1997, no shares of preferred stock have been issued.

NOTE 10 - OPERATING LEASE AND OTHER RELATED PARTY TRANSACTIONS

          The Company leases its school facility under a lease from the major stockholder of the Company. The net lease expense was $125,533, $110,933, $174,802 and $105,366 for the eight months ended August 31, 1997 and 1996 and for the years ended December 31, 1996 and 1995, respectively. The following is a schedule by years of future minimum rental payments required under the operating lease which expires August 31, 2000:

          YEAR ENDING AUGUST 31,
          ----------------------

               1998                              $  176,400
               1999                                 165,150
               2000                                 178,900
                                                 ----------
                                                 $  520,450
                                                 ==========

          On December 31, 1996, the School entered into an ageement with its stockholder providing for the deferment of rent payments. Rent deferrals commenced in

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENTS

          January, 1997, and bear interest at 7% per annum payable quarterly, due in full on August 31, 2000.

          As discussed in Note 4, the Company holds notes receivable due from its president and majority stockholder.

          Also, as discussed in Note 8, the Company owes its majority stockholder $410,307 and $391,712 at August 31, 1997 and December 31, 1996, respectively.


NOTE 11 - INCOME TAXES

          Chartwell has incurred cumulative net operating losses since inception and, as a result, no provision for income taxes is necessary for the year ended August 31, 1997 and no deferred taxes have been recorded because realization of the benefit of the net operating losses incurred is not assured.

          The net deferred tax asset at August 31, 1997 is as follows:

                                                           1997
                                                           ----
          Net operating loss benefit carry-forward      $   65,700
          Valuation allowance for deferred
           tax assets                                      (65,700)
                                                        ----------

          Net deferred tax asset                        $        -
                                                        ==========

          Deferred income taxes are recorded to reflect the tax consequences on future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year end. Deferred income tax assets are recorded to reflect the tax consequences on future years of income tax carry-forward benefits, reduced by benefit amounts not expected to be realized by Chartwell.

          At August 31, 1997, Chartwell has approximately $219,000 of net operating loss carry-forwards for tax purposes available to offset future taxable income which, if not utilized to reduce taxable income in future periods, expire in the years 2007 to 2011.

          Prior to August 31, 1997, Siemann Educational Systems, Inc. elected, with the consent of its then sole stockholder, to be taxed as a subchapter S corporation. The income or loss of an S corporation is included in the income tax returns of

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY
                     NOTES TO FINANCIAL STATEMENTS

          the stockholder. Accordingly, the Company made no provision for income taxes for the eight months ended August 31, 1997 and 1996 and for the years ended December 31, 1996 and 1995. For periods subsequent to August 31, 1997, the Company and its subsidiary intend to file consolidated federal and state income tax returns.


NOTE 12 - EMPLOYEE BENEFIT PLAN

          The Company sponsors a defined contribution retirement (401K) plan for its employees. All employees with twelve consecutive months of service and 1,000 hours of service may participate. Eligible employees may voluntarily contribute from 1% to 15%, but not more than the maximum allowed by law (currently $9,500), of their compensation annually to the plan. The Company may, at its election, make contributions to the plan, which are equitably distributed to participant accounts. Participants are fully vested for amounts thay they contributed and vest over six years in amounts contributed by the Company. The Company has not made any contributions to the plan during any of the periods presented in accompanying statement of operations.

                        PRO FORMA FINANCIAL DATA
                               (UNAUDITED)


PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The following unaudited pro forma statements of operations have been derived from the statements of operations of Siemann Educational Systems ("SES" or the "Company") and Chartwell Cable Fund, Inc. ("Chartwell") for the twelve months ended December 31, 1996 and for the eight months ended August 31, 1997. The pro forma statements are presented to give effect to the acquisition of SES by Chartwell on August 31, 1997, accounted for as reverse acquisition and recapitalization of SES, as if the acquisition had occurred on January 1, 1996. The pro forma statements of operations are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition and recapitalization been consummated on January 1, 1996 nor which may result from future operations.

The pro forma consolidated statements of operations should be read in conjunction with the notes thereto and the Company's consolidated financial statements and related notes contained elsewhere in this Form 8-K.

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY

            HISTORICAL AND PRO FORMA STATEMENT OF OPERATIONS
               FOR THE EIGHT MONTHS ENDED AUGUST 31, 1997




                                                     Pro forma
                                        Historical  Adjustments      Pro forma
                                        ----------  -----------      ---------
REVENUE:
   Education revenues                  $1,863,938                    $1,863,938
   Other income                            96,773                        96,773
                                       ----------                    ----------
                                        1,960,711                     1,960,711

EXPENSES:
   Cost of education revenues             608,615                       608,615
   Selling and promotion                  347,478                       347,478
   General and administrative             733,928                       733,928
   Interest expense                        45,275                        45,275
   Depreciation and amortization          121,379                       121,379
                                       ----------                    ----------
     Operating expenses                 1,856,675                     1,856,675
                                       ----------                    ----------
Operating income                          104,036                       104,306

Provision for income taxes                      0 (2)   27,040           27,040
                                       ----------                    ----------
Net income                             $  104,036                    $   76,996
                                       ==========                    ==========

Net income per share                   $     0.03                    $     0.02
                                       ==========                    ==========

Weighted number of shares outstanding   3,700,000                     3,700,000
                                       ==========                    ==========

See notes to pro forma financial statements.

            SIEMANN EDUCATIONAL SYSTEMS, INC. AND SUBSIDIARY

            HISTORICAL AND PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1996




                                                    Pro forma
                                       Historical   Adjustments      Pro forma
                                       ----------   -----------      ---------
REVENUE:
   Education revenues                  $2,859,474                    $2,859,474
   Other income                           140,613                       140,613
                                       ----------                    ----------
                                        3,000,087                     3,000,087

EXPENSES:
   Cost of education revenues             883,514                       883,514
   Selling and promotion                  595,393                       595,393
   General and administrative           1,237,926                     1,237,926
   Interest expense                        25,302                        25,302
   Depreciation and amortization          183,324                       183,324
                                       ----------                    ----------
     Operating expenses                 2,925,459                     2,925,459
                                       ----------                    ----------
Operating income                           74,628                        74,628

Loss on disposal of subsidiaries          126,439 (1)   126,439               0
                                       ----------                    ----------
Income (loss) before income taxes         (51,811)                       74,628

Provision for income taxes                      0 (2)    20,370          20,370
                                       ----------                    ----------
Net income (loss)                       $ (51,811)                   $   54,258
                                       ==========                    ==========


Net income (loss) per share            $    (0.01)                   $     0.01
                                       ==========                    ==========

Weighted number of shares outstanding   3,700,000                     3,700,000
                                       ==========                    ==========

See notes to pro forma financial statements.

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(1) Adjustment to exclude the loss relating to disposal of subsidiaries by Chartwell. There is no tax effect of such exclusion due to Chartwell's net operating loss carryforward.

(2) Adjustment to record Federal and state income taxes based on an estimated Federal and state statutory tax rate.

(3) The number of shares outstanding equal the number of shares outstanding on the acquisition date, August 31, 1997.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Siemann Educational Systems, Inc.
                              (Registrant)

                              By  /s/ Paul T. Siemann
                                ----------------------------
                                   Paul T. Siemann
                                   Chief Executive Officer

Dated: November 10, 1997